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                                                                    EXHIBIT 99.4



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                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
HEFTEL
BROADCASTING
CORPORATION                  The undersigned hereby appoints L. Lowry Mays and John T. Kendrick, and each of them, as Proxies
6767 West Tropicana Ave.     with the power of substitution (to act jointly or if only one acts then by that one) and hereby
Suite 102                    authorizes them to represent and to vote as designated below all of the shares of Class A
Las Vegas, Nevada  89103     Common Stock of Heftel Broadcasting Corporation held of record by the undersigned on January 6,
                             1997, at the special meeting of stockholders to be held on February 14, 1997, or any adjournment or postponement thereof.
                             1.  To approve the Share Issuance as further described in the accompanying Joint Proxy
                                 Statement/Prospectus.
          PROXY                               [ ] FOR              [ ] AGAINST               [ ] ABSTAIN
                             1.  Subject to approval of the Share Issuance, to approve the Charter Amendment as further described in the accompanying Joint Proxy Statement/Prospectus.
                                              [ ]FOR               [ ] AGAINST               [ ] ABSTAIN
                             1.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.


                                                               (Continued on Reverse Side)
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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.
                                                                Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as
                                                                attorney, executor, administrator, trustee or guardian,
                                                                please give full title as such.  If a corporation, please
                                                                sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.


                                                                DATED:                                             , 1997
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                                                                Signature



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                                                                Signature (if held jointly)

                                    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
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